SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 12, 2000

Wolverine World Wide, Inc.
(Exact name of registrant as
specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6024 (Commission File Number)	38-1185150 (IRS Employer Identification no.)

9341 Courtland Drive Rockford, Michigan (Address of principal executive offices)		49351 (Zip Code)

Registrant's telephone number,
including area code: (616) 866-5500

Item 5.         Other Events.

                    On July 12, 2000, Wolverine World Wide, Inc. issued the press release attached as Exhibit 99 to this Form 8-K.

Item 7.         Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits:

	99	Press Release dated July 12, 2000.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 12, 2000	WOLVERINE WORLD WIDE, INC. (Registrant) By: /s/ Timothy J. O'Donovan Timothy J. O'Donovan President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document

99	Press Release dated July 12, 2000.